Net Loss Per Share (Tables)	6 Months Ended
Jun. 30, 2022
Earnings Per Share [Abstract]
Summary of Diluted Net Loss Per Share for the Periods Presented Due To Their Anti-Dilutive Effect	The following outstanding potentially dilutive common stock equivalents have been excluded from the calculation of diluted net loss per share for the periods presented due to their anti-dilutive effect:

	As of June 30,
	2021	2022
Series A-1 convertible preferred stock	39,196,116	39,196,116
Series A-2 convertible preferred stock	12,625,343	12,625,343
Series B convertible preferred stock	14,218,546	14,218,546
Series C convertible preferred stock	79,090,623	79,090,623
Stock options	34,790,307	33,755,492
Common stock warrants	102,998	102,998
Series A-2 preferred stock warrant	27,419	27,419

Total common stock reserved for issuance	180,051,352	179,016,537